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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                     Date of Original Report: May 28, 1996
                        Date of Amendment: July 31, 1996



                                 STAODYN, INC.
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            (Exact name of Registrant as specified in its charter)



   Delaware                           0-8350                       84-0684224
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 (State or other                    (Commission                  (IRS Employer
 jurisdiction of                   file number)              Identification No.)
  incorporation)



1225 Ken Pratt Boulevard, Longmont, Colorado                       80501
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(Address of principal executive offices)                         (Zip Code)



                                (303) 772-3631
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             (Registrant's telephone number, including area code)



                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events
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       That portion of Item 5 entitled Other Events is amended by adding the following:

       In addition to John R. South being elected President and Chief Executive Officer effective June 1, 1996, he was also appointed a member of the Board of Directors. He will serve until the next Annual Meeting of Stockholders at which time he shall stand for election by the stockholders.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                         STAODYN, INC.

                         By: /s/Michael J. Newman
                             --------------------------------------

                         Michael J. Newman
                         Vice President - Finance & Administration



Dated:  July 31, 1996